Exhibit 99.1

Consolidated-Tomoka Land Co. Presentation at Mark E. Patten Senior Vice President & Chief Financial Officer (NYSE MKT: CTO) Monday, June 5, 2017

Forward Looking Statements 2 Forward Looking Statements If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Endnote references (A) through (I) provided in this presentation are defined on Slide 28

About CTO Consolidated-Tomoka Land Co. (NYSE: CTO) is a 107-year old Florida-based publicly traded real estate company, which owns a land portfolio in Daytona Beach, Florida, and a high-quality portfolio of income investments in diversified markets in the United States including: > 1.9 million sq. ft. of income properties 8,100 acres of undeveloped land in Daytona Beach, Florida, of which approximately 26% is under contract to sell (A) $24 million commercial loan investments 3 Public Since 1969 Paid Dividend Since 1976 3600 Peterson Santa Clara, CA CVS Dallas, TX ≈$309 million market cap(1) As of June 1, 2017

Why Consider CTO? Trading at Discount to NAV Free Cash Flow Positive Self-Funding Investment Platform – Organically Created Capital from Monetizing Land on Tax Deferred Basis through 1031 Structure Active Share Repurchase Program (B)(D) Strong Pipeline of Land Sales under Contract (A) Majority of Asset Base now Income Producing Assets versus Land Holdings Reasonable Level of Leverage at Attractive Rates Stronger Income Property Portfolio versus Net Lease REIT Peers Balance of Office and Retail Portfolio 4 Self Funding More Income Versus Land Wells Fargo Raleigh, NC Bank of America Monterey, CA

Notable Issues & Frequent Questions Low Liquidity/Trading Volume 12,000 shares per day We are Not a REIT Low Dividend Payer $0.16/share per year CTO’s Largest Shareholder (27% of shares o/s) has not supported Management and Board for past 18 months Perceived as Florida Land Company – “You’re just like JOE” Majority of Asset Base now Income Properties Better located Land Holdings “How do I value your Land?” See Slides 12 & 13 “How long will it take to sell your land holdings?” ≈ 26% Under Contract (≈ 2,100 Acres (A)), ≈ 2,600 Acres Sold in Last 5+ years 5 More Income than Land Better Located Land 245 Riverside Ave. Jacksonville, FL LA Fitness Brandon, FL

CTO’s Strategy 6 From 2012 to June 1, 2017 As of June 1, 2017 Consistently Executed Since 2011 Monetizing Land (Using 1031 structure) Grow, Improve, Enhance and Diversify Convert into Income Efficient Overhead - Conservative Balance Sheet Return Capital to Shareholders Commitment to Governance and Alignment Grow NAV and Narrow Discount of Stock Price to NAV Under current management - sold 2,599 acres of land (1) with additional 2,100 acres under contract (2)(A) Income Property Portfolio Located in strong, high-growth markets like Raleigh, Santa Clara, Dallas, and Austin Portfolio value of >$300 million with ≈$22 million in NOI (2)(C), growing free cash flow Consistent leverage policy < 40% of TEV, currently approximately 33% Repurchased $20.6 million since 2012(1) – accretive to NAV, doubled annual dividend and moved to quarterly payment Executive Compensation Aligned with Shareholders; Annually Elected Board; Large Percentage of NEO’s Net Worth in CTO stock Monetizing land at prudent pace, converting to income, increasing free cash flow

Status of Execution of Business Plan In 2017 Sold ≈1,649(1) acres of Land for $36.1mm Strong Pipeline of Land Sales Under Contract ($74.4mm, ≈ 2,100 acres, ≈ 26% of Remaining Land)(2)(A) In 2017 Acquired 4 income properties for $40.0mm(1) at 6.65% Average Cap Rate Significant Acceleration in Share Repurchase Program(B) – Bought Back 188,512 Shares for ≈ $9.7 million in Past 12 months (1) Equity Research Coverage Initiated by David Corak, FBR & Co. 7 Transition from Land Co. to Income Property Co. Hilton Grand Vacations Orlando, FL Jo-Ann Fabrics Saugus, MA From 1/1/17 to 6/1/17 As of June 1, 2017

8 Total Revenues ($000’s) Operating Income ($000’s) Basic Earnings Per Share Book Value Per Share Track Record of Strong Operating Results Annual Results for 2012 – 2016 Consistent Growth in Key Metrics 2016 Highest EPS in CTO History 2012 – 2016 CAGR 43.9% 2012 – 2016 CAGR 156.4% 2012 – 2016 CAGR 131.3% 2012 – 2016 CAGR 7.3% $16,581 $26,070 $36,057 $42,998 $71,075 $- $20,000 $40,000 $60,000 $80,000 2012 2013 2014 2015 2016 $0.10 $0.64 $1.11 $1.44 $2.86 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2012 2013 2014 2015 2016 $864 $6,279 $12,593 $20,269 $37,320 $- $10,000 $20,000 $30,000 $40,000 2012 2013 2014 2015 2016 $19.58 $20.53 $21.83 $22.81 $25.97 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2012 2013 2014 2015 2016

CTO Snapshot 9 As of March 31, 2017 (unless otherwise noted) Operating Segments Land Holdings (2) Income Properties Loan Investments Subsurface Interests (2) As of June 1, 2017 Land holdings and subsurface interests are part of the real estate operations segment Equity Market Cap (1) $309.3 million Debt (E) $161.8 million Total Enterprise Value (‘TEV’) (1) (E) $471.1 million Cash (including 1031 restricted cash) $ 8.5 million Leverage (net debt to TEV) (1) (E) 32.5% Closing Price (1) $54.97 Annual Dividend $0.16 52-Week High (1) $56.74 52-Week Low (1) $44.48 Shares Outstanding (1) 5.627 million Average Daily Trading Volume (1) 11,793 Converting Land to Income Growing Cash Flow 8,100 Acres Undeveloped Land With 26%  2,100 Acres Under Contract $74.4 million (1)(A) Avg. Price $35k/acre 36 Properties (1) >1.9 million Sq. Ft. (1) Retail and Office NOI 21.9 million (C) Value at 6.0% - 6.5% Cap Rate (F) = $337 million - $365 million 3 Loans Hotel & Retail NOI = $2.1 million Average Yield 9.1% $24 million principal Max. Maturity  1.8 yrs. 500,000 Acres $8.5 million in Revenue from 2014 - 2016 MONETIZE GROW LET BURN-OFF MONETIZE

Illustration of Self-Funding Potential 10 $178.8mm @ $29.8k per Acre (1)(2) $74.4mm (A) Potential Proceeds Current Portfolio of Income Properties ≈ $21.9mm ≈ $350.4mm NOI @ 6.25% Cap Rate Land Holdings ≈ 2,100 Acres (A) Under Contract ≈ 6,000 Acres (Not Under Contract) Portfolio Value $0 Converting Land Sales into Income Property Acquisitions Pro Forma Portfolio of Income Properties ≈ $15.8mm ≈ $37.7mm ≈ $253.2mm ≈ $603.6mm Average price per acre per research report issued by FBR & Co. in January 2017. There can be no assurances regarding the likelihood of monetizing our remaining land holdings or the timing or pricing thereof. Convert Land Value into NOI Assuming Investment Cap Rate of 6.25% and No Leverage Illustrative Example This data is presented solely as an illustration and is not a forecast or prediction of any future results. While management believes that the illustration is not unreasonable, no representation is made that the indicated results are reasonably likely to occur. Actual results may differ quite materially from those presented.

11 (Land Sales in $000’s) Momentum Monetizing Land Monetizing Land With Tax Deferred Strategy Annual Land Sales for 2005 – 2016, YTD 2017 & Pipeline (A) as of 6/1/17 2012 – YTD 2017 Total Sales  $84.8mm Acres Sold  2,599 Current Management Team 2005 – 2011 Total Sales  $86.7mm Acres Sold  1,077 7 years 5+ years Current CEO Hired August 2011 Dramatic Acceleration Monetizing Land $36,205 $20,703 $23,095 $4,258 $2,502 $0 $0 $618 $2,990 $8,807 $22,529 $13,759 $36,097 $74,428 $0 $20,000 $40,000 $60,000 $80,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 2017 Pipeline

12 Analysis of Price/Acre (since 2012) Demonstrating Value Value Indicators for Remaining Land Holdings East of I-95 West of I-95 Under Contract as of June 1, 2017 (A) Total Average Price per Acre $33.8k (Sales Price & Avg. Price Per Acre in $000’s) $9,600 $11,100 $12,400 $17,200 $18,600 $21,300 $29,800 $34,900 $37,200 $45,600 $62,100 $83,300 $97,900 $103,000 $117,000 $127,900 $138,700 $158,600 $160,000 $168,500 $177,200 $210,000 $245,000 $246,200 $248,600 $249,200 $274,400 $296,700 $316,800 $381,800 $400,000 $454,500 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 ICI HOMES RESIDENTIAL E-95 ICI HOMES MINTO I MINTO 2 TRANSACTION 3 TOP BUILD HQ RESIDENTIAL E-95 P&S PAVING MINTO SALES CTR. RESIDENTIAL E-95 VOLUSIA ORTHO COMMERCIAL W-95 DISTRIBUTION CENTER VANTRUST - B. BRAUN HALIFAX HUMANE SOC. NORTH AMER DEV. GP. INTEGRA COMMERCIAL W-95 CARMAX COMMERCIAL W-95 VOLUSIA ORTHO SUPERWASH NORTH AMER. DEV GP. SAM'S TANGER COMMERCIAL E-95 SPECIALTY GROCER INTRACOASTAL RACETRAC BUC-EE'S NORTH AMER DEV. GP. Acres Sales Price Average Price Per Acre East of I-95 462 78,549 $ 170.2 $ West of I-95 4,236 80,429 $ 19.0 $ Total 4,698 158,978 $ 33.8 $ Acres Sales Price Average Price Per Acre Residential 4,240 73,572 $ 17.4 $ Commercial 458 85,407 $ 186.6 $ Total 4,698 158,978 $ 33.8 $

1 2 4 7 3 6 5 13 SF – Single Family; AR – Age Restricted Commercial/Retail Contract/Parcel Acres Contract Amount (rounded) Price per Acre (rounded) Timing Minto (AR Residential) 1,686 $31.4mm $19,000 ’18 - ‘19 ICI (SF) – Option Parcel 146 $1.4mm $10,000 ’18 - ‘19 Residential (SF) 129 $2.8mm $21,000 ’18 - ‘19 North Amer. Dev Grp 82 $20.2mm $246,000 ’17 – ‘18 Buc-ee’s 35 $14.0mm $400,000 ’18 – ‘19 Specialty Grocer 9 $2.7mm $300,000 ’18 – ‘19 Commercial – Option Parcel 13 $2.0mm $160,000 ‘17 Totals/Average 2,100 $74.4mm $35,000 2 1 5 6 4 7 3 7 Different Buyers; 26% of Remaining Land Pipeline of Potential Land Sales (A) Total Acres West of I-95 Approx. 7,000 Acres As of June 1, 2017 Total Acres East of I-95 Approx. 1,100 Acres Substantial Pipeline for Continued Growth

Development Status – On Land Sold by CTO 14 Since 2012

Active Developments 15 Enhancing Value of CTO’s Remaining Land Holdings Minto Communities & Margaritaville Enterprises ≈ 1,600 Acres 3,400 Units Age-Restricted Residential Under Construction - Delivery of 1st Units in 2018 ICI Homes ≈ 600 Acres 1,000 Units Residential Under Construction - Delivery of 1st Units in 2018 VanTrust Development for B Braun ≈ 28 Acres 400,000 Square Foot Distribution Center Under Construction ≈ 43 Acres 500,000 Square Foot Power Center/ 4 acre outparcels Construction Set to Start in 2017

Attracting High Quality Companies 16 DISTRIBUTION CENTER Estimates primarily based on publicly available information >$1 Billion of Investment ≈ 3,500 Jobs Use Year Sold Acres Total Investment in Development (1) Jobs (1) Open Date (1) Auto Dealership 2013 6 $ 5 Million 50 Oct ‘16 Distribution Center 2014 76 $ 85 Million 500 Jun ‘15 Outlet Mall 2015 39 $100 Million 900 Nov ‘16 Building Supply 2014 21 $ 10 Million 250 Jan ‘17 Multi-Family 2015 15 $ 25 Million 30 Dec ‘16 Warehouse Club 2015 18 $ 25 Million 120 TBD Mixed-Use Retail 2015/2016 42 $ 30 Million 100 TBD Residential 2016 604 $250 Million 300 TBD Age-Restricted Residential 2016/2017 1,586 $500 Million 1,000 Q1 ‘18 Distribution Center 2017 28 $25 Million 50 Q1 ‘18

17 Total Portfolio – Annual NOI (C) ≈ $21.9mm Diversified High Quality Portfolio As of June 1, 2017 City % of NOI Raleigh 15.6% Santa Clara 10.2% Jacksonville 8.7% Orlando 8.7% Sarasota 7.1% All Other 49.7% Largest Markets (C) Approx. 40% of NOI from Investment Grade Tenants (I) Stronger Real Estate Diversified Majority Rent Escalations 16 Different Industries in Tenant Mix 11 11 Investment Grade Tenants (G) Portfolio Mix (C) Different States 42% 58% Office Retail 64% 36% Single-Tenant Multi-Tenant

18 Diversified High Quality Portfolio As of June 1, 2017 Stronger Real Estate Geographic and Tenant Diversification 36 Income Properties 20 Markets SF >1.9 million 8.0 Wtd./ Avg. Lease Term 3600 Peterson Santa Clara, CA 245 Riverside Ave. Jacksonville, FL Wells Fargo Raleigh, NC Carrabba’s Austin, TX Bank of America Monterey, CA Outback Steakhouse Charlottesville, VA LA Fitness Brandon, FL Jo-Ann Fabrics Saugus, MA Hilton Grand Vacations Orlando, FL Big Lots Germantown, MD Container Store Phoenix, AZ Whole Foods Sarasota, FL Century Theatre Reno, NV Rite Aid Renton, WA CVS Dallas, TX Westcliff Shopping Center Fort Worth, TX Raleigh 15.6% Santa Clara 10.2% Jacksonville 8.7% Orlando 8.7% Sarasota 7.1% Atlanta 5.9% Daytona Beach 5.1% Phoenix 4.6% Tampa 4.5% Fort Worth 4.4% Houston 4.2% Charlotte 4.1% Dallas 3.8% Seattle 2.6% Reno 2.5% Other 6.7%

19 How CTO’s Portfolio Stacks Up Stronger Demographics Higher Density 3-Mile Population (1) 3-Mile Avg. Household Income (1) 3-Mile Median Household Income (1) Implied Cap Rate (2) Source: FBR & Co., SNL Financial, Inc. Source: BMO Capital Markets as of 5/29/17 As of June 1, 2017 85,534 58,580 54,502 53,043 51,526 51,452 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER SRC $62,918 $56,085 $54,953 $53,087 $52,473 $51,669 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER SRC $78,466 $71,810 $70,623 $67,870 $67,396 $66,391 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER SRC 6.0% 5.2% 5.2% 7.3% 7.9% 0.0% 5.0% 10.0% CTO NNN O ADC VER SRC

20 Top Tenants versus Peers Better Credit Better Real Estate Source: FBR & Co., SNL Financial, Inc. % reflects percentage of NOI AA- BB+ BBB- A B+ BBB BBB BBB B+ BB+ BBB AA A NR NR Raleigh, NC Orlando, FL Sarasota, FL Katy, TX Brandon, FL 3.8% 4.0% 4.2% 5.5% 7.0% 0.0% 5.0% 10.0% 15.0% 2.7% 2.8% 3.2% 4.3% 10.5% 0.0% 5.0% 10.0% 15.0% 3.9% 4.2% 5.7% 7.1% 12.8% 0.0% 5.0% 10.0% 15.0%

Expected opening Q1 2018 Total estimated investment: $16.8 million Prior owner (developer) acquired the land in 2007 for approximately $34.5 million Received entitlement for 1 million sq. ft. 21 Opportunistic Investments in Income Targeted investment yield (near term investment): 7% - 11% unlevered (I) Potential stabilized yield: 8%-10% unlevered (I) 6.04 acres Daytona Beach The Beach Parcel Near Term Investment: 2 Single Tenant Properties (restaurants) Land Est. development costs $6.0M(H) $10.8M The Grove at Winter Park ≈112,000 sq. ft. situated on 14.35 acres New Anchor Tenant Opened February 2017 20 year lease on outparcel with Effectively vacant property at acquisition Total estimated investment: $12.5 million Currently 56% Leased (1) Active negotiations could increase occupancy to 70% near term Est. renovations + tenant improvements(F) Initial Investment $3.1M $9.4M (H) Finding Opportunistic Value Creating Favorable Returns Both Leases Executed (1) As of June 1, 2017

22 Liquidity & Leverage As of March 31, 2017 Debt Schedule ($ in millions) 85% of Debt at Fixed rate 62% Unsecured Weighted Average Rate <4.00% Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $75 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-225 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap (3) (5) (4) Attractive Rates Primarily Unsecured Flexibility Borrowing Base Capacity (1) Amount Outstanding (2) Rate Maturity in Years Credit Facility 50.5 $ 24.5 $ 2.96% 1.3 Convertible Notes - 75.0 4.50% 3.0 CMBS Loan - 30.0 4.33% 17.6 CMBS Loan - 7.3 3.66% 0.9 Mortgage Loan - 25.0 3.17% 4.1 Total 50.5 $ 161.8 $ 3.99% 5.5

23 (% of Total Enterprise Value) 2017 Peer Group. Excludes peer companies that are not December 31st year-end and Preferred Apartments which is an externally advised REIT Adjusted for ≈ $1.5 million in legal, accounting, director fees and other expenses associated with Board’s investigations of allegations by activist shareholder that were ultimately determined to be baseless and meritless Land companies in CTO peer group: JOE, TRC, FOR G&A Expenses vs Peers(1) For Year Ended December 31, 2016 Cost Efficient (In-Line with Peers) Despite Activist Costs G&A Expense vs Peers (1) (2) (1) (1) (3) 14 Employees – Avg. Tenure 6 yrs. 7 Board members – Avg. Tenure 5 yrs. 2.2% 1.9% 2.2% 3.4% 2.8% 1.6% 0% 1% 2% 3% 4% CTO (reported) CTO (Adj Basis) Peer Group Average Land Co. Average Peer Grp <$750mm TEV Peer Grp >$750mm TEV

24 Cumulative Shares Purchased Cumulative From 2012 Through June 1, 2017 Returning Capital to Shareholders (B)(D) Buybacks per Year $ Amount # of Shares 2012 $453,654 14,634 2013 $- - 2014 $927,913 25,836 2015 $6,484,844 119,403 2016 $7,431,896 151,453 YTD 2017 $5,281,703 99,810 Total $20,580,010 411,136 Opportunistic Repurchases Accretive to NAV Cumulative $ Repurchased $453,654 $453,654 $1,381,567 $7,866,411 $15,298,307 $20,580,010 0 80,000 160,000 240,000 320,000 400,000 $- $4,000,000 $8,000,000 $12,000,000 $16,000,000 2012 2013 2014 2015 2016 YTD 2017

Management Team

	Name / Title	Prior Experience	Started with Company
	**John P. Albright** President & Chief Executive Officer	• Archon Capital, a Goldman Sachs Company • Morgan Stanley • Crescent Real Estate Equities	2011
	**Mark E. Patten** Senior Vice President & Chief Financial Officer	• Simply Self Storage • CNL Hotels & Resorts • Vistana Inc. • KPMG	2012
	**Daniel E. Smith** Senior Vice President, General Counsel & Corporate Secretary	• Goldman Sachs Realty Management • Crescent Real Estate Equities • Hughes & Luce LLP (now part of K&L Gates)	2014
	**Steven R. Greathouse** Senior Vice President - Investments	• N3 Real Estate • Morgan Stanley • Crescent Real Estate Equities	2012
	**Teresa Thornton-Hill** Vice President & Corporate Counsel	• ICI Homes • Cobb Cole • Rogers Towers, P.A.	2005
	**E. Scott Bullock** Vice President of Real Estate	• International Speedway Corporation • Crescent Resources (Duke Energy) • Pritzker Realty Group • Disney Development Company (Walt Disney Co.)	2015

14 Total Employees

CONSOLIDATED TOMOKA
25

26 Board of Directors Experienced Independent Director Since 2008 William L. Olivari Certified Public Accountant, Formerly Partner with Olivari & Associates PA Director since 2011 Howard C. Serkin Chairman, Heritage Capital, Inc. Director since 2010 Thomas P. Warlow, III Chairman, Georgetown Enterprises, Inc. President & Chairman, The Martin Andersen-Gracia Foundation, Inc. Laura M. Franklin Former (Retired) Exec. Vice Pres., Accounting and Administration & Corp. Secretary, Washington REIT Director since 2016 Casey R. Wold Founder, Managing Partner and Chief Executive Officer of Vanderbilt Office Properties Director since 2017 John J. Allen President, Allen Land Group, Inc. and Mitigation Solutions, Inc. Director since 2009 Director Since 2012 John P. Albright President & Chief Executive Officer, Consolidated-Tomoka Land Co. Chairman of the Board Vice Chairman of the Board

The Map 27 APPENDIX

End Notes 28 End note references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions shall be closed or the timing or final terms thereof. There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program. Net operating income (“NOI”), which is rental income less direct costs of revenues, is calculated based on our current portfolio as of June 1, 2017 reflecting: (i) expected estimated annualized rents and costs for 2017 plus (ii) billboard income. NOI does not include rents and costs for any income properties sold in 2016, and excludes non-cash items including impact of straight-line rent and amortization of lease intangibles. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of March 31, 2017. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the amount of our total investment or the timing of such investment There can be no assurances regarding the likelihood or timing of achieving the potential stabilized yield or targeted investment yield for the investments APPENDIX

(NYSE MKT: CTO) For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. Consolidated-Tomoka Land Co. 1530 Cornerstone Boulevard, Suite 100 Daytona Beach, FL 32117 P: 386.274.2202 Info@ctlc.com www.ctlc.com NYSE MKT: CTO Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com Contact Us